UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2017

Central Index Key Number of the issuing entity: 0001710798
Wells Fargo Commercial Mortgage Trust 2017-C39
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
Central Index Key Number of the sponsor: 0000312070
Barclays Bank PLC
Central Index Key Number of the sponsor: 0001624053
Argentic Real Estate Finance LLC
Central Index Key Number of the sponsor: 0001542256
Natixis Real Estate Capital LLC
Central Index Key Number of the sponsor: 0001542105
Basis Real Estate Capital II, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-17	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of August 22, 2017, with respect to Wells Fargo Commercial Mortgage Trust 2017-C39. The purpose of this amendment is to (1) file the executed versions of the agreements previously filed as Exhibits 4.1 (the “Pooling and Servicing Agreement”), 99.1, 99.2, 99.3, 99.4, 99.5 to the Form 8-K; and (2) to file the GSMS 2017-GS7 Pooling and Servicing Agreement (as defined below). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Section 1. Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

The Mortgage Loan identified as “Long Island Prime Portfolio - Uniondale” on Exhibit B to the Pooling and Servicing Agreement (the “Long Island Prime Portfolio - Uniondale Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Long Island Prime Portfolio - Uniondale Whole Loan”) that includes the Long Island Prime Portfolio - Uniondale Mortgage Loan and three other pari passu loans, which are not assets of the Issuing Entity (each, a “Long Island Prime Portfolio - Uniondale Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Long Island Prime Portfolio – Uniondale Whole Loan is to be serviced and administered (i) until the securitization of the Long Island Prime Portfolio – Uniondale Pari Passu Companion Loan designated as Note A-1-1 (the “Long Island Prime Portfolio – Uniondale Note A-1-1 Pari Passu Companion Loan”), under the pooling and servicing agreement in connection with the GS Mortgage Securities Trust 2017-GS7 securitization transaction, and (ii) from and after the securitization of the Long Island Prime Portfolio – Uniondale Note A-1-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On August 24, 2017, the Long Island Prime Portfolio – Uniondale Note A-1-1 Pari Passu Companion Loan was securitized pursuant to the GS Mortgage Securities Trust 2017-GS7 securitization transaction. As of such date, the Long Island Prime Portfolio – Uniondale Whole Loan, including the Long Island Prime Portfolio – Uniondale Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of August 1, 2017 (the “GSMS 2017-GS7 Pooling and Servicing Agreement”), between the GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. The GSMS 2017-GS7 Pooling and Servicing Agreement is attached hereto as Exhibit 99.29.

The terms and conditions of the GSMS 2017-GS7 Pooling and Servicing Agreement applicable to the servicing of the Long Island Prime Portfolio – Uniondale Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 22, 2017 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer under the GSMS 2017-GS7 Pooling and Servicing Agreement will be 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Long Island Prime Portfolio – Uniondale Whole Loan).
•	Special servicing fees, work-out fees and liquidation fees payable to the Non-Serviced Special Servicer under the GSMS 2017-GS7 Pooling and Servicing Agreement with respect to the Long Island Prime Portfolio – Uniondale Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (i) the liquidation fee is subject to a maximum amount equal to $1,000,000 with respect to any loan resolution, (ii) the workout fee is subject to a maximum amount equal to $1,000,000 with respect to any loan workout, and (iii) in each case of clauses (i) and (ii), such fees will be subject to certain additional or different offsets and thresholds, which may affect the circumstances under which such fees will be payable to such special servicer.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
4.1	Pooling and Servicing Agreement, dated as of August 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

99.1	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.

99.3	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.29	Pooling and Servicing Agreement, dated as of August 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

By: /s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: August 30, 2017

Exhibit Index

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated as of August 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

99.1	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.

99.3	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.29	Pooling and Servicing Agreement, dated as of August 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.